                                                                    Exhibit 10.4

                            1999 STOCK OPTION PLAN

                                      OF

                                UNDERLINE, INC.

          1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of Underline, Inc., a New York corporation (the "Company"), and its present and future Subsidiaries (as defined in Section 19), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"), but the Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

          2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12, the aggregate number of shares of common stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 150,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Section 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

          3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or by a committee of the Board of Directors consisting of not less than two directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (together with any successor rule or regulation "Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the Board of Directors or such committee, as applicable, is hereafter referred to as the "Plan Administrator"). A majority of the members of the Plan Administrator shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Plan Administrator. In the case of Non-Employee Director Options, the Plan Administrator shall be the Board of Directors and all references to the Plan Administrator shall be deemed to refer to the Board of Directors.

          Subject to the express provisions of the Plan, the Plan Administrator shall have the authority, in its sole discretion, with respect to Employee Options and Consultant Options (as defined in Section 19): to determine the key employees who shall be granted Employee Options and the consultants and advisors who shall be granted Consultant Options; the times when options shall be granted; whether an Employee Option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the fair market value of a share of Common Stock; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in
Section 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent, to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or the period of continued employment of the optionee with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies have been met; whether an optionee is Disabled (as defined in
Section 9); and with respect to Employee Options and Consultant Options, the amount, if any, necessary to satisfy the Company's obligation to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided, that the modified provision is permitted
                            --------
to be included in an option granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within
                   -------  --------
the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Plan Administrator in its sole discretion. The determinations of the Plan Administrator on the matters referred to in this
Section 3 shall be conclusive and binding on the parties. The Board of Directors shall have the authority described above with respect to the granting of Non-Employee Director Options.

          No member or former member of the Plan Administrator shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder.

          4. ELIGIBILITY; GRANTS. The Plan Administrator may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant Employee Options to key employees (including officers and directors who are key employees) of, and Consultant Options to consultants to, the Company or any of its Subsidiaries. The Board of Directors may grant Non-Employee Director Options to any Non-Employee Director. Such options granted shall cover such number of shares of Common Stock as the Plan Administrator may determine, in its sole discretion; provided, however, that the maximum number of shares subject to
            --------  -------
Employee Options that may be granted to any individual during any calendar year under the Plan (the "162(m) Maximum") shall not exceed 100,000 shares; and further provided, that the aggregate market value (determined at the time the
------- --------
option is granted in accordance with Section 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $ 100,000. Such limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO.

          5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Employee Option and Consultant Option shall be determined by the Plan Administrator in its sole discretion; provided, however that the exercise
                                      --------  -------
price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at
                                                 ------- --------
the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each Non-Employee Director Option shall be equal to the fair market value of the Common Stock subject to such option on the date of grant.

          The fair market value of a share of Common Stock on any day shall be
(a) if the Common Stock is then publicly traded, the price at which the last purchase and sale transaction was consummated on the last trading day prior to the day of determination or, if no purchase and sale transaction was consummated on that day, the price at which the last such transaction was consummated prior to the day of determination; and provided further that if the Common Stock is traded on more than one exchange or market on the last such day, then the price to be used shall be the price of the last purchase and sale transaction on the principal exchange or market on which the Common Stock is listed for trading,
(b) if the Common Stock is not publicly traded, the fair market value of the Common Stock shall be determined by the Plan Administrator in good faith by any method not inconsistent with applicable regulations adopted by the Treasury Department relating to stock options.

          6. TERM. The term of each Employee Option and Consultant Option granted pursuant to the Plan shall be such term as is established by the Plan Administrator, in its sole discretion; provided, however, that the term of each
                                       --------  -------
ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and further, provided, that if, at the time an
                                    -------  --------
ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Employee Options and Consultant Options shall be subject to earlier termination as hereinafter provided. Subject to earlier termination as hereinafter provided, each Non-Employee Director Option shall be exercisable for a term of ten years commencing on the date of grant.

          7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an Employee Option permits installment payments) (a) in cash or by certified check or (b) in the case of an Employee Option or a Consultant Option, if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Section 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

          The Plan Administrator may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Plan Administrator to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any
        --------  -------
optionee using previously acquired shares-of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

          In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

          8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any holder of an Employee Option or Consultant

Option whose relationship with the Company, its Parent and Subsidiaries as an employee or a consultant has terminated for any reason (other than in the case of an individual optionee his the death or Disability) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired.

          For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation, or the parent or any subsidiary of such corporation, for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91 st day of such leave.

          Except as may otherwise be expressly provided in the applicable Contract, Employee Options and Consultant Options granted under the Plan shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant or advisor to, the Company, or any of the Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

          Except as provided below, a Non-Employee Director Option may be exercised at any time during its ten year term. The Non-Employee Director Option shall not be affected by the optionee ceasing to be a director of the Company or becoming an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

          Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant or advisor to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

          9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an individual optionee dies
(a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship or (c) within one year following the termination of such relationship by reason of his Disability, his Employee Option or Consultant Option may be exercised, to the extent exercisable on the date of his death, by his Legal

Representative (as defined in Section 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

          Except as may otherwise be expressly provided in the applicable Contract, any individual optionee whose relationship as an employee of, or consultant to, the Company, its Parent and Subsidiaries has terminated by reason of such optionee's Disability may exercise his Employee Option or Consultant Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

          The term of a Non-Employee Director Option shall not be affected by the death or Disability of the optionee. If an optionee holding a Non-Employee Director Option dies during the term of such option, the option may be exercised at any time during its term by his Legal Representative.

          10. COMPLIANCE WITH SECURITIES LAWS. The Plan Administrator may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

          The Plan Administrator may require, in its sole discretion, as a condition to the exercise of any option that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Plan Administrator, which the Plan Administrator determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

          In addition, if at any time the Plan Administrator shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Plan Administrator.

          11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Plan Administrator.

          12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, split-up, combination, reclassification, recapitalization, merger (whether or not the Company is the surviving corporation), consolidation or exchange of shares or similar transaction that results in a change in the shares of Common Stock outstanding immediately prior to such event (any of the foregoing, an "Adjustment Event"), then the aggregate number and kind of securities subject to the Plan, the aggregate number and kind. of securities subject to each outstanding option and the exercise price thereof, the number and kind of securities subject to future options and the 162(m) Maximum shall be automatically adjusted so that the optionee with respect to such option subject to this Plan shall be entitled to purchase (subject to the vesting provisions of any applicable option contract entered into between the Company and this optionee, provided that to the extent that such vesting is dependent directly or indirectly upon continued employment with the Company, continued employment with any successor to the Company shall satisfy such employment requirement) the number and kind of securities that the optionee would have owned if the optionee had owned the full number (regardless of vesting limitations) of shares of Common Stock subject to the option immediately prior to such Adjustment Event, unless the Board of Directors, in their reasonable discretion, determines that other adjustments are appropriate to give economic effect to the Adjustment Event, which determination of the Board of Directors shall be conclusive and binding on all parties.

          13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors and approved by the Company's stockholders on November 10, 1999. No option may be granted under the Plan after October 31, 2009. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of administrative agencies; provided, however, that
                                                       --------  -------
no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Section 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum or (b) materially increase the benefits accruing to participants under the Plan. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing and outstanding option affected thereby, adversely affect his rights under such option. The power of the Plan Administrator to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

          14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect. Anything to the contrary
     -- ------
notwithstanding, the optionee cannot exercise any option if to do so would result in the termination of the Company's election to be taxed as an "S-corporation."

          15. WITHHOLDING TAXES. The Company may withhold (a) cash, (b) subject to any limitations under Rule 16b-3, shares of Common Stock to be issued with respect thereto having an aggregate fair market value on the exercise date (determined in accordance with Section 5), or (c) any combination thereof, in an amount equal to the amount which the Plan Administrator determines is necessary to satisfy the Company's obligation to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.

          16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

          The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

          17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

          18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Section
19) or assume the prior options of such Constituent Corporation.

          19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

               (a) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

               (b) Consultant Option. The term "Consultant Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a consultant to the Company or a Subsidiary of the Company, and at such time is neither a common law employee of the Company or any of its Subsidiaries nor a director of the Company.

               (c) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

               (d) Employee Option. The term "Employee Option" shall mean an option granted pursuant to the Plan to an individual who, at the time of grant, is a key employee of the Company or any of its Subsidiaries.

               (e) Legal Representative. The term "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

               (f) Non-Employee Director. The term "Non-Employee Director" shall mean a person who is a director of the Company, but is not a common law employee of the Company, any of its Subsidiaries or a Parent.

               (g) Non-Employee Director Option. The term "Non-Employee Director Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of the grant, is a Non-Employee Director.

               (h) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

               (i) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

          20. GOVERNING LAW; CONSTRUCTION. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

          Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

          21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan or any Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

                                UNDERLINE, INC.

                               STOCK OPTION PLAN
                             STOCK OPTION CONTRACT

                         Dated as of December 1, 1999
                         ----------------------------

     THIS STOCK OPTION CONTRACT is between Underline, Inc., a New York corporation (the "Company"), and (the "Optionee").
                  -------              --------

        1.  Grant. The Company, in accordance with the allotment made by the
            -----
Company's Board of Directors or (if applicable) committee of the Company's Board of Directors (as applicable, the "Plan Administrator") and subject to the terms and conditions of the 1999 Stock Option Plan of the Company (the "Plan"), hereby
                                                                  ----
grants to the Optionee an option to purchase an aggregate of shares (the "Shares") of the common stock, $.01 par value, of the Company (the "Common
                                                                    ------
Stock") at an exercise price of $4.50 per share (the "Exercise Price").
-----                                                 --------------

        2.  Term; Vesting; Exercise. a) The term of this option shall be 10
            -----------------------
years from the date hereof, subject to earlier termination as provided in the Plan. This option shall vest and become exercisable as to 25% of the Shares on December 1, 2000 (the "Vesting Date"), as to an additional 25% of the Shares
                       ------------
upon the first anniversary of the Vesting Date, as to an additional 25% of the Shares upon the second anniversary of the Vesting Date, and as to the remaining 25% of the Shares upon the third anniversary of the Vesting Date. The right to purchase Shares of Common Stock under this option shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but not after the expiration of the option. This option shall be deemed to be a stock option only as to the first $100,000 of shares with respect to which this option is exercised in any year.

        (b) Notwithstanding the foregoing, upon the approval by the stockholders of the Company of (i) the sale of all or substantially all of the assets or equity of the Company or (ii) a plan of complete liquidation of the Company or plan of merger or consolidation of the Company, in either case pursuant to which the stockholders of the Company immediately prior to the merger will own, as a result of their ownership of such shares, less than 50% of the voting power of the Company (determined based on the right to vote for directors of the Company) immediately after the consummation of such event (a "Trigger Event"), the
                                                     -------------
successor entity or a parent or subsidiary of the successor entity shall agree to either:

        (x) grant to the Optionee options to purchase a number of shares of such successor entity or a parent or subsidiary of such successor entity, at an exercise price and having other terms (including the terms relating to the vesting thereof) and conditions so that the value of that option shall be as nearly equivalent as practicable to this option.; or

        (y)  to assume this option.

             In the event that the successor entity or a parent or subsidiary of the successor entity refuses to substitute or assume this option, then the vesting of the option granted hereunder shall be accelerated such that all unvested options shall become exercisable for a period of fifteen (15) days prior to the closing of the transaction.

        (c) In the event that the Optionee's relationship with the Company, its Parent and Subsidiaries as an employee or a consultant is terminated (or is deemed terminated in accordance with the provisions of the Plan) for any reason (other than in the case of the Optionee's death or Disability (as defined in the Plan)), the Optionee may exercise this option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date this option would otherwise have expired.

             Except as may otherwise be expressly provided herein, this option shall not be affected by any change in the status of the Optionee so long as the Optionee continues to be an employee of, or a consultant or advisor to, the Company, or any of the Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).


        (d) If the Optionee dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship or (c) within one year following the termination of such relationship by reason of his Disability, this option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in the Plan) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

        (e) If the Optionee's relationship as an employee of, or consultant to, the Company, its Parent and Subsidiaries has terminated by reason of the Optionee's Disability, the Optionee may exercise this option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.


        3.   Exercise. This option shall be exercised by giving written notice
             --------
to the Company at its then principal office, presently 678 Broadway, 4th Floor, New York, New

York 10012, Attn: D.J. Edgerton, Chief Executive Officer, stating that the Optionee is exercising the option hereunder specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price therefor (a) (i) in cash or by personal check, (ii) with previously acquired shares of Common Stock which have been held by the Optionee for at least six months or (iii) a combination of the foregoing or (b) in the manner provided by a "cashless exercise" program adopted by the Company. In addition, the Optionee shall, if requested by the Company, make such reasonable representations to the Company as the Company may require.

          4.   Taxes. The Company or its Parent or Subsidiary may withhold cash
               -----
and/or shares of Common Stock to be issued to the Optionee in the amount which the Company determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the grant, exercise or disposition of this option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Optionee to pay the Company such amount and the Optionee agrees to pay such amount to the Company in cash promptly upon demand.

          5.   Notice of Transfers. In the event of any disposition of the
               -------------------
shares of Common Stock acquired pursuant to the exercise of this option within two years from the date hereof or one year from the date of transfer of such shares to him, the Optionee shall notify the Company thereof in writing within 30 days after such disposition. In addition, the Optionee shall provide the Company on demand with such information as the Company shall reasonably request in connection with determining the amount and character of the Optionee's income, the Company's deduction and its obligation to withhold taxes or other amounts incurred by reason of such disqualifying disposition, including the amount thereof.

          6.   Restriction or Exercise. Notwithstanding the foregoing, this
               -----------------------
option shall not be exercisable by the Optionee unless (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act")
                                                             --------------
with respect to the shares of Common Stock to be received upon the exercise of this option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. The Optionee hereby represents and warrants to the Company that, unless such a Registration Statement is effective and current at the time of exercise of this option, the shares of Common Stock to be issued upon the exercise of this option will be acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof. Such representations and warranties shall also be deemed to be made by the Optionee upon each exercise of this option. In any event, the Optionee shall notify the Company of any proposed resale of the shares of Common Stock issued to him upon exercise of this option. Any subsequent resale or distribution of shares of Common Stock by the Optionee shall be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the sale of shares of Common Stock being sold, or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company (unless waived by the Company) with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. Nothing herein shall be construed as requiring the Company to register the shares subject to this option under the Securities Act.

          7.   Lock-Up Period.  The Optionee agrees that, if so requested by
               --------------
the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Optionee shall not sell or otherwise transfer any Common Stock or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

          8.   Listing of Common Stock Prior to Exercise. Notwithstanding
               -----------------------------------------
anything herein to the contrary, if at any time the Plan Administrator shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock hereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Plan Administrator.

          9.   Legends. The Company may affix appropriate legends upon the
               -------
certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (b) implement the provisions of the Plan or this Contract or any other agreement between the Company and the Optionee with respect to such shares of Common Stock.

          10.  Shareholders Agreement.  Simultaneously with the grant of this
               ----------------------
option, the Optionee and the Company have entered into the Shareholder Agreement in the form annexed hereto as Exhibit A. The Shareholders Agreement, among other things, restricts the transfer of shares owned by the Optionee and provides the Company with certain rights to purchase such shares upon any termination of the employment.

          11.  Stock Option Plan. The Company and the Optionee agree that they
               -----------------
will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made a part hereof. Any capitalized term not defined herein shall have the meaning ascribed to it in the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern and be controlling for all purposes.

          12.  Compliance with Law. The Optionee represents and agrees that he
               -------------------
will comply with all applicable laws relating to the Plan and the grant and exercise of this option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal and state securities and "blue sky" laws and the rules and regulations promulgated thereunder.

          13.  Transferability. This option is not transferable by the Optionee
               ---------------
otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee's legal representatives.

          14.  Miscellaneous.
               -------------

          a. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled to the Optionee's rights hereunder.

          b. This Contract shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the conflicts of law provisions that would defer to the substantive laws of another jurisdiction. Neither this Contract nor the Plan shall not be construed with a presumption against any party by reason of such party having caused it to be drafted.

          c. The invalidity, illegality or unenforceability of any provision herein shall affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

          d. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan.

          e. The Optionee agrees to accept as final, conclusive and binding all decisions and interpretations of the Plan Administrator upon any question arising under the Plan or this contract. The Optionee further agrees to notify the Company promptly in the event of any change in the Optionee's residence address set forth below the Optionee's signature at the end of this contract.

          f. This Contract, together with the Plan and the Shareholder Agreement, constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior understandings and agreements with respect to such subject matter, all of which are merged herein.

          g. This Contract may be executed in counterparts, all of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          h. Nothing in the Plan or herein shall confer upon the Optionee any right to continue in the employ of the Company, any Parent or any of its Subsidiaries, or interfere in any way with any right of the Company, any Parent or its Subsidiaries to terminate such employment at any time for any reason whatsoever without liability to the Company, any Parent or any of its Subsidiaries.

        IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.

                                        UNDERLINE, INC.


                                        By:_________________________________


                                        ____________________________________
                                        Optionee: